UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 2, 2023
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Life Storage, Inc.)

Delaware	0-24071	16-1481551
(Life Storage LP)
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the close of business on January 2, 2023, Alexander Gress formally succeeded Andrew J. Gregoire as Chief Financial Officer of Life Storage, Inc. (the “Company”). Mr. Gregoire’s previously announced retirement with the Company became effective at the close of business on January 2, 2023. Mr. Gress, age 49, has served as Vice President, Finance, Corporate Planning, and Investor Relations of the Company since October 2021. Prior to joining the Company, Mr. Gress served as Executive Vice President & Chief Financial Officer of the Hamister Group, LLC, a privately held real estate investment platform, and as a General Partner of Meritas Equity Partners, a private equity firm, from February 2020 through October 2021. Prior to that, Mr. Gress served in executive management and leadership positions for national and international banking institutions, as well as venture capital platforms, for over 20 years including JPMorgan Securities Inc. and Lehman Brothers Ltd. in London. Mr. Gress started his career at Price Waterhouse LLP in New York City in 1995.
In connection with his appointment as Chief Financial Officer, Mr. Gress entered into an amended and restated employment agreement with the Company. Pursuant to such employment agreement, Mr. Gress will have an annual salary of $375,000. The employment agreement also provides for severance payments in the event Mr. Gress is terminated without cause by the Company or for good reason by Mr. Gress and includes other terms generally consistent with the existing employment agreements for the Company’s Chief Executive Officer and Chief Operating Officer. The employment agreement is included herein as Exhibit 10.1, which exhibit is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and among Life Storage, Inc., Life Storage LP and Alexander Gress, dated January 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC .

Date: January 3, 2023

	By	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer

LIFE STORAGE LP

Date: January 3, 2023	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer